Nuance Concentrated Value Fund
Schedule of Investments
7/31/2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 84.4%
Consumer Staples - 19.9%
Beiersdorf AG - ADR	1,806,425	$42,992,915
Cal-Maine Foods, Inc.	414,754	14,470,767
Diageo PLC - ADR	26,358	5,224,419
Henkel AG & Co. KGaA - ADR	102,491	2,342,944
Kimberly-Clark Corp.	108,423	14,715,170
Sanderson Farms, Inc.	120,308	22,478,347
		102,224,562
Financials - 17.1%
Chubb Ltd.	94,465	15,940,024
Everest Re Group, Ltd.	61,047	15,434,513
MetLife, Inc.	81,853	4,722,918
Northern Trust Corp.	180,505	20,369,989
Travelers Companies, Inc.	210,087	31,286,156
		87,753,600
Healthcare+ - 25.8%
Baxter International, Inc.	335,340	25,938,549
Becton, Dickinson & Co.	50,021	12,792,871
Dentsply Sirona, Inc.	164,986	10,895,675
ICU Medical, Inc. *	118,548	24,099,623
Johnson & Johnson	59,155	10,186,491
Smith & Nephew - ADR	810,664	33,180,478
Zimmer Biomet Holdings, Inc.	94,858	15,501,694
		132,595,381
Industrials - 3.9%
3M Co.	37,394	7,401,768
Northrop Grumman Corp.	34,862	12,655,603
		20,057,371
Real Estate - 5.2%
Equity Commonwealth	1,013,989	26,657,771
Utilities - 12.5%
Essential Utilities, Inc.	81,631	4,009,715
Pennon Group PLC - ADR	159,363	5,735,462
SJW Group	276,623	19,067,624
United Utilities Group PLC - ADR	1,169,371	35,472,869
		64,285,670
Total Common Stocks
(Cost $376,290,495)		433,574,355

SHORT-TERM INVESTMENT - 16.5%
First American Government Obligations Fund, Class X, 0.03%^
(Cost $84,678,707)	84,678,707	84,678,707

Total Investments - 100.9%
(Cost $460,969,202)		518,253,062
Other Assets and Liabilities, Net - (0.9)%		(4,348,973)
Total Net Assets - 100.0%		$513,904,089

+
The Fund is significantly invested in this sector and therefore is subject to additional risks. Companies in this sector are subject to litigation, intellectual property issues, competition, government regulation, product approval or rejection, and product obsolescence.

*	Non-income producing security
^	The rate shown is the annualized seven day effective yield as of July 31, 2021.
ADR -	American Depositary Receipt

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of July 31, 2021:
	Level 1	Level 2	Level 3	Total
Common Stocks	$433,574,355	$-	$-	$433,574,355
Short-Term Investment	84,678,707	-	-	84,678,707
Total Investments	$518,253,062	$-	$-	$518,253,062

Refer to the Schedule of Investments for further information on the classification of investments.